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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 16, 1996

                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                  1-11156                 94-3248415
(STATE OR OTHER JURISDICTION    (COMMISSION            (I.R.S. EMPLOYER
    OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO.)

13430 NORTHWEST FREEWAY
HOUSTON, TEXAS                                                 77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400
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                             EXHIBIT INDEX - PAGE 4

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ITEM 5.       OTHER EVENTS

              On October 16, 1996, NGC Corporation sold $175 million of its 7 5/8% Senior Debentures due October 15, 2026 pursuant to an underwritten public offering.

ITEM 7:       FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)    Financial Statements - None

              (b)    Pro-Forma Financial Statements - None

              (c)    Exhibits

                     1.1    Underwriting Agreement dated
                            October 10, 1996 among NGC
                            Corporation, the Subsidiary
                            Guarantors named therein, Lehman
                            Brothers Inc., NationsBanc Capital
                            Markets, Inc. and Smith Barney Inc.

                     4.1 Indenture dated September 26, 1996 among NGC Corporation, the Subsidiary Guarantors named therein and The First National Bank of Chicago, as Trustee.

                     4.2    Specimen of 7 5/8% Senior
                            Debenture due October 15, 2026.

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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NGC CORPORATION
                                                   (Registrant)


Date:  October 18, 1996                            /S/ KENNETH E. RANDOLPH
                                                   -----------------------
                                                   Kenneth E. Randolph
                                                   Senior Vice President and
                                                   General Counsel

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
                                  EXHIBIT INDEX
NO.                                                                      PAGE

1.1    Underwriting Agreement dated October 10, 1996 among NGC
       Corporation, the Subsidiary Guarantors named therein, Lehman
       Brothers Inc., NationsBanc Capital Markets, Inc. and Smith
       Barney Inc.                                                       ____

4.1 Indenture dated September 26, 1996 among NGC Corporation, the Subsidiary Guarantors named therein and The First National Bank
       of Chicago, as Trustee.                                           ____

4.2    Specimen of 7 5/8% Senior Debenture due October 15, 2026.         ____

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